Exhibit 99.1

MARCUS & MILLICHAP, INC. ANNOUNCES PUBLIC OFFERING

OF COMMON STOCK BY SELLING STOCKHOLDERS

March 10, 2015

CALABASAS, Calif.—(BUSINESS WIRE)— Marcus & Millichap, Inc. (the “Company”, “Marcus & Millichap”) (NYSE: MMI), today announced the commencement of a public offering of 4.0 million shares of common stock by Phoenix Investments Holdings LLC (“Phoenix”) and The Marcus Family Foundation. In addition, Phoenix has granted the underwriters a 30-day option to purchase up to an additional 600,000 shares of common stock. The Company will not receive any proceeds from the sale of common stock by the selling stockholders.

Citigroup, Barclays and Wells Fargo Securities are acting as joint book-runners for the offering.

The securities are being offered under the Company’s shelf registration statement previously filed with the Securities and Exchange Commission and declared effective on February 25, 2015.

The offering of these securities may be made only by means of the prospectus and related prospectus supplement relating to the offering. Copies of the preliminary prospectus supplement and the related prospectus can be obtained, when available, from: Citigroup, c/o Broadridge Financial Services, 1155 Long Island Avenue, Edgewood, New York, 11717 (Phone: (800) 831-9146); Barclays, c/o Broadridge Financial Services, 1155 Long Island Avenue, Edgewood, New York, 11717 (Phone: (888) 603-5847) (Email: barclaysprospectus@broadridge.com); and Wells Fargo Securities, Attention: Equity Syndicate Dept., 375 Park Avenue, New York, New York, 10152 (Phone: (800) 326-5897) (Email: cmclientsupport@wellsfargo.com).

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Marcus & Millichap, Inc.

Marcus & Millichap, Inc. is a leading national brokerage firm specializing in commercial real estate investment sales, financing, research, and advisory services. As of December 31, 2014, the Company had nearly 1,500 investment sales and financial professionals in 78 offices in the United States and Canada that provide investment brokerage and financing services to sellers and buyers of commercial real estate.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “well-positioned” and similar expressions constitute forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested in forward-looking statements in this press release. Investors are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Any forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the Company does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Factors that could cause results to differ materially include, but are not limited to: (1) general economic conditions and commercial real estate market conditions, including the conditions in the global markets and, in particular, the U.S. debt markets; (2) the Company’s ability to attract and retain transaction professionals; (3) the Company’s ability to retain its business philosophy and partnership culture; (4) competitive pressures; (5) the Company’s ability to integrate new agents and sustain its growth; and (6) other factors discussed in the Company’s public filings, including the risk factors included in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 9, 2015.